EXHIBIT 23.1

CHUOAOYAMA PRICEWATERHOUSECOOPERS LETTERHEAD
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                                                          PricewaterhouseCoopers

                                                             Dai Nagoya Building
                                                    3-28-12, Meleki, Nakamura-ku
                                                          Nagoya, 450-8565 Japan



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated June 23, 2004 relating to the consolidated financial statements of Toyota Motor Corporation, which appears in Toyota Motor Corporation's Annual Report on Form 20-F for the year ended March 31, 2004.



/s/  ChuoAoyama Pricewaterhousecoopers

June 17, 2005